UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 7, 2023

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 Market Street San Francisco, CA 94103-1410
(Address of principal executive offices) (Zip Code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	DLB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e)

At the Dolby Laboratories, Inc. (the “Company”) 2023 Annual Meeting of Stockholders (the “Annual Meeting”), held on February 7, 2023 via live webcast, the Company’s stockholders approved an amendment and restatement of the Company’s 2020 Stock Plan and an amendment and restatement of the Company’s Employee Stock Purchase Plan.

The terms and conditions of the Company’s 2020 Stock Plan and Employee Stock Purchase Plan are described in the Company’s Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on December 19, 2022. The Company’s executive officers are eligible to participate in the 2020 Stock Plan and Employee Stock Purchase Plan. The 2020 Stock Plan and Employee Stock Purchase Plan are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

5.07(a) and (b)

The information set forth in Item 5.02(e) above is incorporated by reference herein. At the Annual Meeting, the Company’s stockholders:

1.	Elected nine directors to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	Approved an advisory vote to approve the compensation of the Company’s named executive officers;

3.	Approved an amendment and restatement of the Company’s 2020 Stock Plan;

4.	Approved an amendment and restatement of the Company’s Employee Stock Purchase Plan; and

5.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 29, 2023.

Each share of the Company’s Class A common stock is entitled to one vote, and each share of the Company’s Class B common stock is entitled to ten votes, on all matters submitted to a vote of stockholders at the Annual Meeting. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. At the Annual Meeting, the holders of Class A common stock and Class B common stock voted as follows:

Proposal 1 – Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes

Kevin Yeaman	410,411,479	678,115	3,928,826

Peter Gotcher	386,629,617	24,459,977	3,928,826

Micheline Chau	409,196,572	1,893,022	3,928,826

David Dolby	391,254,303	19,835,291	3,928,826

Tony Prophet	391,798,239	19,291,355	3,928,826

Emily Rollins	410,466,719	622,875	3,928,826

Simon Segars	391,821,560	19,268,034	3,928,826

Anjali Sud	409,484,833	1,604,761	3,928,826

Avadis Tevanian, Jr.	389,651,884	21,437,710	3,928,826

All director nominees were duly elected.

Proposal 2 – Approval of an advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
405,819,569	5,100,581	169,444	3,928,826

Proposal 2 was approved.

Proposal 3 – Approval of an amendment and restatement of the Company’s 2020 Stock Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
377,607,456	33,252,737	229,401	3,928,826

Proposal 3 was approved.

Proposal 4 – Approval of an amendment and restatement of the Company’s Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
410,660,618	269,461	159,515	3,928,826

Proposal 4 was approved.

Proposal 5 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 29, 2023:

Votes For	Votes Against	Abstentions
413,856,152	1,153,899	8,369

Proposal 5 was approved.

Section 9 - Financial Statements and Exhibits

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Dolby Laboratories, Inc. 2020 Stock Plan (as amended and restated on February 7, 2023)

10.2	Dolby Laboratories, Inc. Employee Stock Purchase Plan (as amended and restated on February 7, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ ANDY SHERMAN
Andy Sherman
Executive Vice President, General Counsel and Corporate Secretary

Date: February 10, 2023